UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 San Felipe, 8th Floor

Houston, TX 77027

(Address of principal executive offices) (Zip code)

Gregory A. Reid, Principal Executive Officer Salient Midstream & MLP fund 4265 San Felipe, 8th Floor Houston, TX 77027 (Name and address of agent for service)	With a Copy To: George J. Zornada K&L Gates LLP State Street Financial Center One Lincoln St.
Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: (713) 993-4001

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The following is a copy of the report transmitted to shareholders of the Salient Midstream & MLP Fund (the “Fund”), pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Salient

Semi-Annual Report

Salient Midstream & MLP Fund

May 31, 2017
(Unaudited)

Shareholder Letter (Unaudited)

Dear Fellow Shareholders:1

We are pleased to provide the semi-annual report of the Salient Midstream & MLP Fund (the “Fund”) (NYSE: SMM) which contains updated data as of May 31, 2017.

As of May 31, 2017, the Fund had total consolidated gross assets of $320.9 million, net asset value of $12.75 per share and 17.7 million common shares outstanding. The Fund’s price per share was $12.22, which represents a 4.2% discount to its net asset value (“NAV”).2

The Fund’s investment allocation is shown in the pie chart below:

For illustrative purposes only.

Source: Salient Capital Advisors, LLC (“Adviser”), May 31, 2017.

Figures are based on the Fund’s consolidated gross assets.

* General Partners that are structured as C-Corporations for US federal tax purposes

1 Certain statements in this letter are forward-looking statements. The forward-looking statements and other views expressed herein are those of the portfolio managers and the Fund as of the date of this letter. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and there is no guarantee that any predictions will come to pass. The views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

2 Past performance is not indicative of future results. Current performance may be higher or lower than the data shown. The data shown are unaudited. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

The Fund’s Top 10 consolidated holdings are shown below, as of May 31, 2017:1

Company Name	Sector	% of Gross Assets
ONEOK, Inc.	MLP General Partner	8.8%
MarkWest Utica EMG, LLC*	MLP Affiliate	8.1%
Plains GP Holdings LP, Class A	MLP Affiliate	7.2%
Targa Resources Corp.	Midstream Company	6.6%
Macquarie Infrastructure Corp.	Other Energy & Infrastructure	6.3%
Enbridge Energy Management LLC	MLP Affiliate	5.9%
The Williams Companies, Inc.	MLP Affiliate	5.3%
EnLink Midstream LLC	MLP General Partner	4.7%
Kinder Morgan, Inc. Series A, 9.750%	Midstream Company	4.6%
Energy Transfer Equity LP	MLP	4.5%

Total		62.0%

For illustrative purposes only.

Current and future holdings are subject to change and risk. Figures are based on the Fund’s consolidated gross assets.

Source: Salient Capital Advisors, LLC (“Adviser”), May 31, 2017.

* Held indirectly through the Fund’s wholly owned interests of EMG Utica I Co-Investment, L.P. (“EMG Utica”)

During the first half of the fiscal year (December 1, 2016 – May 31, 2017), the Fund’s NAV and market price total return were -7.8% and -5.3%, respectively, compared to 2.3% for the Alerian MLP Index (AMZ), during the same period.2,3 Some of the top contributing investments held by the Fund during the first half of the fiscal year include Williams Partners, LP (NYSE: WPZ), VTTI Energy Partners, LP (NYSE: VTTI) and NRG Yield, Inc., Class A (NYSE: NYLD/A). Top detractors to Fund performance include Enbridge Energy Management LLC. (NYSE: EEQ), Plains GP Holdings, LP, Class A (NYSE: PAGP) and Targa Resources Corp. (NYSE: TRGP).

Performance Snapshot

as of May 31, 2017 (unaudited)

Price Per Share	Fiscal YTD Total Return*	Since Inception* (Annualized)
$12.75 (NAV)	-7.8%	-1.3%
$12.22 (Market Price)	-5.3%	-2.1%

Source: Salient Capital Advisors, LLC (“Adviser”), May 31, 2017.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Total return assumes the reinvestment of all distributions. Inception date of the Fund was May 25, 2012.

1 Fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Data are based on total market value of Fund investments unless otherwise indicated. The data provided are for informational purposes only and are not intended for trading purposes.

2 Alerian, May 31, 2017. Alerian MLP Index”, “Alerian MLP Total Return Index”, “AMZ” and “AMZX” are trademarks of Alerian and their use is granted under a license from Alerian. Past performance is not indicative of how the index will perform in the future. The index reflects the reinvestment of dividends and income and does not reflect deductions for fees, expenses, or taxes. The index is unmanaged and not available for direct investment. Alerian MLP Index (AMZ) is a composite of some of the most prominent energy MLPs that provides investors with a comprehensive benchmark for this emerging asset class.

3 Past performance is not indicative of future results.

Market Review

If we were forced to describe the energy space over the last six months in one word, we would choose the word bi-polar. Over the last six months we have seen investor sentiment oscillate between bullish exuberance and bearish hopelessness. Each time we see sentiment shifting it appears that the price of crude oil is the culprit. What started promisingly enough with the unexpected Trump victory in the presidential election quickly soured and as we close out the first half of the fiscal year, we find investor sentiment towards energy approaching levels of negativity not seen since the dark days of late 2015. This negativity has had an adverse effect on performance as investors are seemingly focused on chronically low crude oil prices rather than increased domestic hydrocarbon production, higher rig counts and continued improved drilling efficiency.

The fiscal year began quite positively. We entered December still riding the continued boost from the perceived “Trump Trade” as the domestic energy space was assumed to be a big winner given the pro-business leanings of the incoming administration. Also, the Organization of Petroleum Exporting Countries (OPEC)1 had just announced that it had definitively agreed to cut its crude production by roughly 4%, or about 1.5 mmbpd.2 We viewed OPEC’s announced production cut as a tacit admission that the decision it made to “let the market” decide crude oil prices during its November 2014 meeting had backfired. By agreeing to cut its own production, OPEC was essentially ceding incremental supply to non-OPEC nations (read: US and Canada). Investors moved back into the space driving the AMZ up 4.4% for the month in December.3

January, which historically has been a strong month for Master Limited Partnerships (MLPs), did not disappoint.4 The AMZ gained 4.9% in the month as a wave of consolidations/simplifications hit the space, operating rig counts continued to rebound, and a series of strategic acquisitions and pipeline expansion announcements had MLP investors hopeful about the future.3

The Williams Companies, Inc. (WMB) and ONEOK, Inc. (OKE) both announced corporate re-structuring deals that eliminated their underlying MLPs’ incentive distribution rights (IDRs) burden.5 DCP Midstream Partners (DPM) also simplified its corporate structure by acquiring its privately-held general partner, DCP Midstream, LLC, though it did not eliminate its IDRs. DCP Midstream was owned 50/50 by Phillips 66 (PSX) and Enbridge, Inc. (ENB).6

The closely watched Baker Hughes weekly rig count report continued its long climb back, indicating increased drilling activity levels and potentially higher volumes. Throughout the entire six-month period, the number of active rigs declined on a week-over-week basis only once (week of January 13th). There were 592 active rigs (474 crude oil, 118 natural gas) in late November 2016 and 907 active rigs (722 crude oil, 185 natural gas) by the end of May 2017, an increase of 53%.7 For reference, rig counts peaked at 1,931 in September 2014 and bottomed at 404 in May 2016.1 Many of these rigs were put to work in the West Texas Permian Basin. By the end of the period, 49% of all crude oil rigs were operating in the Permian Basin.8

In anticipation of increased production, we saw a pair of billion dollar acquisitions as midstream companies looked to secure future volumes. On January 23rd, Targa Resources Corporation (TRGP) agreed to purchase Outrigger Energy in a structured deal that could ultimately reach $1.5 Billion(B) should throughput on the system reach certain thresholds.9 The next day, Plains All American Pipeline LP (PAA) announced it had agreed to purchase the Alpha Crude Connector system from Concho Resources (CXO) for $1.2B.10 Both of these transactions involved gathering systems in the rapidly developing Delaware Basin region of the Permian Basin. Further away from the wellhead, we also saw several pipeline projects

1 The Organization of Petroleum Exporting Countries (OPEC) is a group consisting of 12 of the world’s major oil-exporting nations.

2 https://www.bloomberg.com/news/articles/2016-11-30/opec-said-to-agree-oil-production-cuts-as-saudis-soften-on-iran mmbpd = Million barrels oil per day

3 Source: Alerian, June 2017. Past performance is not indicative of future results

4 Master Limited Partnership (MLP) is a type of limited partnership that is publicly traded. There are two types of partners in this type of partnership: The limited partner is the person or group that provides the capital to the MLP and receives periodic income distributions from the MLP’s cash flow, whereas the general partner is the party responsible for managing the MLP’s affairs and receives compensation that is linked to the performance of the venture.

5 Incentive Distribution Rights (IDRs) give a limited partnership’s general partner an increasing share in the incremental distributable cash flow the partnership generates.

6 http://investor.williams.com/press-release/williams/williams-and-williams-partners-announce-financial-repositioning-long-term-sus, http://ir.oneok.com/news-and-events/press-releases/2017/05-25-2017-222958579, https://www.dcpmidstream.com/company/dcp-midstream-llc-archive/press-releases/2017transaction

7 Source: Baker Hughes Rig Count, June 2017

8 Source: Baker Hughes Rig Count, June 2017. Permian Basin is a sedimentary basin largely contained in the western part of the US state of Texas and the southeastern part of the US state of New Mexico. It reaches from just south of Lubbock, to just south of Midland and Odessa, extending westward into the southeastern part of New Mexico.

9 http://ir.targaresources.com/trc/releasedetail.cfm?ReleaseID=1008671

10 http://ir.paalp.com/profiles/investor/ResLibraryView.asp?ResLibraryID=82933&GoTopage=1&Category=117&BzID=789&G=549

announced that would increase crude oil takeaway capacity from the Permian Basin by nearly 800 mbpd with another 1.1 mmbpd of additional capacity being considered (current takeaway capacity is roughly 2.1 mmbpd).1

Investors continued to bid up MLPs through February as crude oil prices approached $55 per barrel as it became apparent that OPEC nations were adhering to their agreed upon production levels.2 As the calendar turned to March, fear crept into the crude oil markets as inventory levels remained stubbornly high. The price of crude oil fell back to the mid $40s and suddenly investors worried about the sustainability/inevitability of the crude oil production rally. Crude oil did manage to rally back into the $50s for most of April but the rally stalled out before matching the February highs.3 Absent setting a new high, there was just one direction that crude oil could go- lower. Crude oil closed at $48.32 on May 31st and has continued to fall in June.3 Unfortunately, MLPs have followed crude oil lower and by the middle of May, the AMZ was negative for 2017. In the first half of the Fund’s fiscal year, the AMZ closed with a small 2.2% gain after being up as much as 13%.3

We sense that a “here we go again” mindset has set in amongst MLP investors at present which we believe is unfortunate. No one wants to go through late 2015/early 2016 again but we suggest taking a step back and asking yourself a few questions. First, why is the price of crude oil falling? Most would point to a rapid recovery in US crude oil production. What sector stands to benefit from increased crude oil production? Midstream. Higher volumes mean increased throughput which translates to increased revenues while the cost to transport that incremental barrel is negligible. The dramatic pullback in the energy space in 2015-16 came while crude oil production, rig counts, and the price of crude oil were all dropping. At the same time, energy credit spreads were widening and the energy capital markets were prohibitively expensive.4 Only one of those conditions exist today- falling crude oil prices. From a balance sheet standpoint, we believe that for the most part the energy industry is in a much better position today than in 2015 and while it is quite possible that we could see a prolonged period of relatively low crude oil prices, many upstream companies could still be profitable and continue to drive US hydrocarbon production higher.

We believe in the resiliency of the domestic energy industry and appreciate your confidence in investing with us.

Summary

Our long-term investment philosophy remains focused on MLPs and Midstream Companies that have the potential to achieve above average distribution growth which, we believe, leads to potentially higher long-term returns for investors. However, given the extreme volatility in the space over the past 18 months, we have seen investors place a premium on safety and predictability while underweighting growth potential. It is our opinion that successful MLPs achieve above average distribution growth in no small part because their operations allow them to outperform in both rising and falling commodity price environments. Being disciplined and sticking to our focus on choosing quality names using our “bottom up” stock selection approach will be more important than ever going forward.

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this letter.

Sincerely,

Gregory A. Reid

President

MLP Business, Salient Capital Advisors, LLC

1 http://www.ogfj.com/articles/2017/04/permian-growth-overwhelms-pipeline-capacity.html mbpd – thousand barrels oil per day

2 Source: Bloomberg, June 2017.

3 Source: Alerian, June 2017. Past performance is not indicative of future results

4 Credit Spreads are the difference in yield between two bonds of similar maturity, but different credit quality.

Key Financial Data (Unaudited)

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (“GAAP”) with certain non-GAAP financial measures: distributable cash flow and distributable cash flow coverage ratio. We believe these non-GAAP measures provide meaningful information to assist shareholders in understanding our financial results and assessing our performance. We pay distributions to our shareholders, funded in part by distributable cash flow generated from our portfolio investments. Distributable cash flow is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. Other companies with similar measures may calculate these measures differently, and as a result, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported net investment income. These non-GAAP financial measures reflect an additional way of viewing an aspect of our operations that, when viewed with our GAAP results and the below reconciliation to the corresponding GAAP financial measures, provide a more complete understanding of our Fund. We strongly encourage shareholders to review our financial statements in their entirety and not rely on any single financial measure.

The table below reconciles the non-GAAP financial measures, distributable cash flow and distributable cash flow coverage ratio, by starting with the most directly comparable GAAP financial measure, net investment income.

Period Ended May 31, 2017
Net investment loss	$(417,365)
Reconciling items:
Return of capital of distributions(a)	7,217,225
Dividends paid in stock(b)	1,023,050
Option premium earnings(c)	638,851
Deferred carried interest on investment in EMG Utica(d)	71,135

Distributable cash flow (non-GAAP)	$8,532,896
Distributions paid on common stock	$8,648,555
Distributable cash flow coverage ratio (non-GAAP)	0.99

Reconciliation of distributable cash flow to GAAP

(a) GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from net investment income, whereas the distributable cash flow calculation includes the return of capital portion of such distributions.

(b) Distributable cash flow includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included in net investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

(c) We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in distributable cash flow. For GAAP purposes, “income” from call option contracts sold is not included in net investment income. See Note 2—Summary of Significant Accounting Policies and Practices for a full discussion of the GAAP treatment of option contracts.

(d) Deferred carried interest is a non-cash expense and represents a share of the profits of EMG Utica that will be realized at the time distributions are received.

Consolidated Schedule of Investments (Unaudited)

Salient Midstream & MLP Fund

May 31, 2017

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies—134.5%
Gathering & Processing—34.0%
United States—34.0%
Enable Midstream Partners LP(a)(b)	575,209	$8,875,475
EnLink Midstream LLC(a)	878,650	14,980,983
Hess Midstream Partners LP(b)	4,681	108,786
MarkWest Utica EMG, LLC(b)(c)(d)(e)(f)	16,000,000	25,842,000
Summit Midstream Partners LP(b)	109,198	2,522,474
Targa Resources Corp.(a)	463,810	21,302,793
Western Gas Partners LP(a)(b)	57,232	3,189,539

		76,822,050

Liquids Transportation & Storage—37.5%
Canada—3.5%
Enbridge, Inc.(a)	204,974	7,893,549

United States—34.0%
Enbridge Energy Management LLC(a)(b)(g)	1,176,440	18,917,155
Genesis Energy LP(a)(b)	351,573	10,965,562
MPLX LP(a)(b)	76,412	2,525,417
NGL Energy Partners LP(a)(b)	348,369	4,737,818
NuStar Energy LP(b)	58,929	2,685,984
Plains GP Holdings LP, Class A(b)(h)	867,226	23,128,917
SemGroup Corp., Class A(a)(h)	442,867	13,728,877

		76,689,730

Marine Midstream—4.3%
Republic of the Marshall Islands—4.3%
Dynagas LNG Partners LP	330,800	4,594,812
Golar LNG Partners LP(h)	261,338	5,164,039

		9,758,851

Natural Gas Pipelines & Storage—42.3%
United States—42.3%
DCP Midstream LP(a)(b)	85,031	2,872,347
Energy Transfer Equity LP(a)(b)	846,992	14,432,744
Energy Transfer Partners LP(a)(b)	640,962	13,947,333
Enterprise Products Partners LP(a)(b)	203,070	5,444,307
ONEOK, Inc.(a)	565,525	28,095,282
Tallgrass Energy GP LP(a)(b)	393,109	10,130,419
Tallgrass Energy Partners LP(a)(b)	67,546	3,350,281
The Williams Companies, Inc.(a)	600,110	17,163,146

		95,435,859

Oil Service & Other Specialty—1.2%
United States—1.2%
Martin Midstream Partners LP(b)	153,245	2,789,059

See accompanying Notes to Consolidated Financial Statements.	6

Consolidated Schedule of Investments (Unaudited)

Salient Midstream & MLP Fund

May 31, 2017

	Shares/Units	Fair Value
Other Energy & Infrastructure—15.2%
United States—15.2%
Macquarie Infrastructure Corp.(a)	258,582	$20,143,538
NextEra Energy Partners LP(a)(b)	103,444	3,572,956
NRG Yield, Inc., Class A(a)(b)	367,607	6,322,840
NRG Yield, Inc., Class C(a)(b)	247,833	4,386,644

		34,425,978

Total Master Limited Partnerships and Related Companies (Cost $250,671,624)		303,815,076

Convertible Preferred Stocks—6.5%
Natural Gas Pipelines & Storage—6.5%
United States—6.5%
Kinder Morgan, Inc. Series A, 9.750%	345,791	14,654,623

Total Convertible Preferred Stocks (Cost $17,383,437)		14,654,623

Total Investments—141.0% (Cost $268,055,061)		318,469,699
Credit Facility—(40.4)%		(91,339,219)
Other Assets and Liabilities(i)—(0.6)%		(1,229,637)

Total Net Assets Applicable to Common Shareholders—100.0%		$225,900,843

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(a) All or a portion of these securities are held as collateral for the line of credit agreement. As of May 31, 2017, the total fair value of securities held as collateral for the line of credit agreement is $201,706,407.

(b) Non-income producing security.

(c) Securities determined to be illiquid under the procedures approved by the Fund’s Board of Trustees and represent 11.4% of net assets applicable to common shareholders.

(d) Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 11.4% of net assets applicable to common shareholders. See Notes to Consolidated Financial Statements for further information.

(e) Security is indirectly held by EMG Utica I Offshore Co-Investment, L.P. (“EMG Utica”).

(f) EMG Utica is a restricted security exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the Notes to Consolidated Financial Statements for further information.

(g) Distributions are paid-in-kind.

(h) All or a portion of these securities are held as collateral for the written call options. As of May 31, 2017, the total fair value of securities held as collateral for the written call options is $18,838,762.

(i) Includes cash which is being held as collateral for written options contracts.

See accompanying Notes to Consolidated Financial Statements.	7

Consolidated Schedule of Investments (Unaudited)

Salient Midstream & MLP Fund

May 31, 2017

Written Options:

Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Golar LNG Partners LP	Call	$22.50	06/16/2017	856	$9,545	$(2,140)	$7,405
Plains GP Holdings LP	Call	29.00	06/16/2017	3,468	114,188	(8,670)	105,518
Plains GP Holdings LP	Call	30.00	06/16/2017	1,734	24,634	(4,335)	20,299
Plains GP Holdings LP	Call	29.00	07/21/2017	2,037	53,773	(35,648)	18,125
SemGroup Corp.	Call	35.00	06/16/2017	440	18,350	(2,200)	16,150

					$220,490	$(52,993)	$167,497

Salient Midstream & MLP Fund invested in the following industries as of May 31, 2017:

	Value	% of Total Investments
Gathering & Processing	$76,822,050	24.1%
Liquids Transportation & Storage	84,583,279	26.5%
Marine Midstream	9,758,851	3.1%
Natural Gas Pipelines & Storage	110,090,482	34.6%
Oil Service & Other Specialty	2,789,059	0.9%
Other Energy & Infrastructure	34,425,978	10.8%

Total	$318,469,699	100.0%

Salient Midstream & MLP Fund invested in securities with exposure to the following countries as of May 31, 2017:

	Value	% of Total Investments
Canada	$7,893,549	2.4%
Republic of the Marshall Islands	9,758,851	3.1%
United States	300,817,299	94.5%

Total	$318,469,699	100.0%

See accompanying Notes to Consolidated Financial Statements.	8

Consolidated Statement of Assets, Liabilities and Shareholders’ Equity (Unaudited)

Salient Midstream & MLP Fund

May 31, 2017

Assets:
Investments, at value (cost $268,055,061)	$318,469,699
Cash and cash equivalents	643,686
Deposit with broker for written options	32,896
Receivable for investments sold	637,326
Interest and dividends receivable	212,641
Tax refund receivable	864,538
Prepaids and other assets	18,225

Total Assets	320,879,011

Liabilities:
Credit Facility	91,339,219
Written options, at fair value (premiums received $220,490)	52,993
Payable to Advisor	341,900
Payable to affiliate	684,699
Interest payable	155,448
Line of credit commitment fees payable	11,138
Accounts payable and accrued expenses	322,771
Deferred tax liability	2,070,000

Total Liabilities	94,978,168

Net Assets applicable to common shareholders	$225,900,843

Net Assets Applicable to Common Shareholders:
Capital Stock, $0.01 par value; 17,722,449 shares issued and outstanding (unlimited shares authorized)	$177,224
Paid-in capital	412,772,709
Accumulated net investment loss	(32,478,553)
Accumulated net realized loss	(203,082,672)
Net unrealized appreciation	48,512,135

Net assets applicable to common shareholders	$225,900,843

Net Asset Value:
Net assets applicable to common shareholders	$225,900,843
Common shares outstanding	17,722,449
Net asset value per common share outstanding	$12.75

See accompanying Notes to Consolidated Financial Statements.	9

Consolidated Statement of Operations (Unaudited)

Salient Midstream & MLP Fund

For the Six Months Ended May 31, 2017

Investment Income:
Distributions from master limited partnerships	$3,512,361
Less return of capital on distributions	(3,512,361)

Net distributions from master limited partnerships	—
Dividends from master limited partnership related companies	6,868,176
Less return of capital on dividends	(3,704,864)

Net dividends from master limited partnership related companies	3,163,312
Interest Income	19,760
Foreign taxes withheld	(8,091)

Total Investment Income	3,174,981

Operating Expenses:
Investment management fees	2,131,386
Sub-advisory fees	80,276
Administration fees	121,312
Custodian fees	10,431
Interest expense	806,808
Commitment fees	19,689
Professional fees	184,774
Transfer agent fees	8,391
Compliance fees	43,301
Carried interest	71,135
Other expenses	114,843

Total Expenses	3,592,346

Net Investment Loss	(417,365)

Realized and Unrealized Gain (Loss):
Net realized gain on investments	6,699,264
Net realized gain on written option contracts	638,851

Net realized gain, before income taxes	7,338,115
Tax benefit	(1,007,360)

Net realized gain, net of income taxes	8,345,475

Change in unrealized appreciation/depreciation on:
Investments	(28,028,731)
Written option contracts	222,194

Change in unrealized appreciation/depreciation, before income taxes	(27,806,537)
Deferred tax expense	190,000

Change in unrealized appreciation/depreciation from investments and written option contracts, net of income taxes	(27,996,537)

Net realized and unrealized loss from investments and written option contracts	(19,651,062)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(20,068,427)

See accompanying Notes to Consolidated Financial Statements.	10

Consolidated Statements of Changes in Net Assets

Salient Midstream & MLP Fund

	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016
Operations:
Net investment income/(loss)	$(417,365)	$2,034,909
Net realized gain/(loss), net of income taxes	8,345,475	(87,148,644)
Change in unrealized appreciation/depreciation, net of income taxes	(27,996,537)	107,742,930

Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	(20,068,427)	22,629,195

Distributions:
Net investment income	—	(2,034,909)
In excess of net investment income	(8,648,555)	(17,557,820)
From return of capital	—	(575,417)

Total distributions to common shareholders	(8,648,555)	(20,168,146)

Net increase/(decrease) in net assets applicable to common shareholders	$(28,716,982)	$2,461,049

Net Assets:
Beginning of period	254,617,825	252,156,776

End of period	$225,900,843	$254,617,825

Accumulated net investment loss	$(32,478,553)	$(23,412,633)

See accompanying Notes to Consolidated Financial Statements.	11

Consolidated Statement of Cash Flows (Unaudited)

Salient Midstream & MLP Fund

For the Six Months Ended May 31, 2017

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(20,068,427)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Purchase of investments	(60,117,894)
Proceeds from disposition of investments	70,522,648
Premiums from written options	1,842,453
Proceeds paid to cover written options	(517,966)
Premiums paid on exercised written options	(614,249)
Amortization of premium and accretion of discount on investments	(610)
Net realized gain on investments	(6,699,264)
Net realized gain on written options	(638,851)
Change in unrealized appreciation/depreciation from investments	28,028,731
Change in unrealized appreciation/depreciation from written options	(222,194)
Change in operating assets and liabilities:
Deposit with broker for written options	47,608
Interest and dividends receivable	75,230
Tax refund receivable	(474,538)
Prepaid and other assets	(15,588)
Interest payable	39,437
Payable to Advisor	13,743
Payable to affiliate	71,135
Line of credit commitment fee payable	(80)
Tax Liability	(3,526,230)
Deferred tax liability	190,000
Accounts payable and accrued expenses	(181,082)

Net cash provided by operating activities	7,754,012

Cash flows from financing activities:
Advances from credit facility	25,450,000
Repayments on credit facility	(24,500,000)
Distributions paid to common shareholders, net of reinvestments	(8,648,555)

Net cash used in financing activities	(7,698,555)

Net decrease in cash and cash equivalents	55,457
Cash and cash equivalents at beginning of year	588,229

Cash and cash equivalents at end of period	$643,686

Supplemental schedule of cash activity:
Cash paid for interest during the period	$651,360
Cash paid for line of credit commitment fees during the period	8,551
Cash paid for taxes during the year	2,993,572
Supplemental schedule of non-cash activity:
Distributions received in kind	1,023,050

See accompanying Notes to Consolidated Financial Statements.	12

Consolidated Financial Highlights

Salient Midstream & MLP Fund

	Six Months Ended May 31, 2017 (Unaudited)	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013		Period from May 24, 2012(1) through November 30, 2012
Per Common Share Data:(2)
Net Asset Value, beginning of period	$14.37	$14.23	$27.80	$24.29		$19.40		$20.00
Income (loss) from operations:
Net investment income/(loss)(3)	(0.02)	0.11	0.09	(0.19)		(0.11)		0.01
Net realized and unrealized gain/(loss) from investments	(1.11)	1.17	(11.99)	5.15		6.37		1.00

Net increase (decrease) resulting from operations	(1.13)	1.28	(11.90)	4.96		6.26		1.01

Distributions paid from:
Net investment income	—	(0.11)	(0.09)	—		—		—
In excess of net investment income	(0.49)	(1.00)	(1.28)	(1.14)		(0.86)		—
Net realized gains	—	—	(0.20)	—		—		—
Return of capital	—	(0.03)	(0.10)	(0.31)		(0.51)		(0.66)
Underwriting discounts and offering costs on issuance of common shares(4)	—	—	—	—		—		(0.95)

Net Asset Value, end of period	$12.75	$14.37	$14.23	$27.80		$24.29		$19.40

Per common share market value, end of period	$12.22	$13.40	$12.82	$26.20		$22.78		$19.54

Total investment return based on market value(5)(6)	(5.33)%	16.97%	(46.45)%	21.30%		23.79%		1.13%

Ratios to Average Net Assets:(7)
Net investment income (loss)	(0.32)%	1.01%	0.41%	(0.66)%		(0.47)%		0.11%
Gross operating expenses (including tax expense/benefit)	2.16%	2.34%	(1.90)%	3.34%		5.44%		4.94%
Net operating expenses (including tax expense/benefit)	2.16%	2.34%	(1.90)%	3.21	%(8)	5.14	%(8)	4.69	%(8)
Net operating expenses (excluding tax benefit/expense)	2.79%	3.09%	2.72%	2.44	%(8)	2.25	%(8)	2.22	%(8)
Supplemental Data:
Net assets applicable to common shareholders, end of period (in 000s)	$225,901	$254,618	$252,157	$492,670		$230,757		$183,685
Average net assets (000s)	$257,793	$201,307	$396,335	$280,809		$214,892		$184,441
Portfolio turnover(5)	17.05%	93.44%	28.64%	46.39	%(9)	74.87%		47.73%
Asset coverage per $1,000 unit of senior indebtedness(10)	$3,473	$3,817	$3,284	$3,354		$3,187		$3,443
Short-term borrowings, end of period (000s)	$91,339	$90,389	$110,400	$209,300		$105,500		$75,200

(1) Commencement of operations.

(2) Information presented relates to a common share outstanding for periods indicated.

(3) Per share net investment income (loss) has been calculated using the average daily shares method.

(4) Represents the dilution per common share from underwriting and other offering costs for the period.

(5) Not annualized for periods less than one year.

(6) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day of the period and a sale at the closing market price on the last day of the period reported (excluding brokerage commissions). Dividends and distributions are assumed for the purpose of this calculation to be reinvested at prices obtained under the DRIP.

(7) Annualized for periods less than one year.

(8) The amount includes an investment adviser waiver representing 0.13%, 0.30%, and 0.25% for the periods ended November 30, 2014, November 30, 2013, and November 30, 2012, respectively, to the expense ratios. Without this waiver, the expense ratios would be higher.

(9) In connection with the reorganization of Salient MLP & Energy Infrastructure Fund into Salient Midstream & MLP Fund, no purchases or sales occurred in an effort to realign the combined fund’s portfolio after the merger, and therefore none have been excluded from the portfolio turnover calculation. The value of investments acquired in the reorganization, which has been excluded from purchases in the portfolio turnover calculation, is $337,519,725.

(10) Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See accompanying Notes to Consolidated Financial Statements.	13

Notes to Consolidated Financial Statements (Unaudited)

May 31, 2017

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (each member thereof a “Trustee” and collectively, the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Advisor”) to manage the Fund’s portfolio and operations. The Advisor is a Texas limited liability company that is registered as an investment advisor under the Investment Advisors Act of 1940, as amended. Under the Investment Management Agreement, the Advisor is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Fund. In addition, in the normal course of business, the Fund enters into contracts with vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects that risk of loss to be remote.

Prior to September 30, 2016, the Fund invested up to 25% of its total assets in Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “C-Corp Subsidiary”). The C-Corp Subsidiary, which was organized under the laws of the state of Delaware, was controlled by the Fund, and was therefore consolidated in the Fund’s consolidated financial statements until the C-Corp Subsidiary’s liquidation on September 30, 2016. The Fund invested in the C-Corp Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). In December 2015, the Advisor recommended, and the Board approved, a plan of liquidation of the C-Corp Subsidiary (the “Plan”). As of January 21, 2016, all investments held by the C-Corp Subsidiary were sold and none were transferred to the Fund. Pursuant to the Plan, the C-Corp Subsidiary ceased operations and simultaneously transferred its other assets and liabilities to the Fund. The liquidation of the C-Corp Subsidiary was completed on September 30, 2016. Where the context requires for reporting of prior year information, the “Fund” includes both the Fund and the C-Corp Subsidiary.

The Fund owns 100% of the limited partnership interests of EMG Utica I Offshore Co-Investment, L.P. (“EMG Utica”). EMG Utica is considered a variable interest entity (“VIE”) as the Fund, as the limited partner, lacks the power to direct the activities of EMG Utica, as that resides with EMG Utica Co-Investment GP, LLC, the general partner for EMG Utica. For purposes of consolidation, management believes the Fund is the primary beneficiary as it owns 100% of EMG Utica. EMG Utica holds a non-controlling underlying interest in MarkWest Utica EMG, L.L.C., which is a joint venture between MarkWest Energy Partners, L.P. (“MarkWest”) and The Energy and Minerals Group (“EMG”). MarkWest is owned by MPLX LP (NYSE: MPLX), which is a U.S. domiciled publicly traded master limited partnership that owns, operates, develops, and acquires midstream energy infrastructure assets. EMG is a private investment firm that targets equity investments in the energy and minerals sector. The Fund has a controlling financial interest in EMG Utica, and has therefore consolidated EMG Utica in the Fund’s consolidated financial statements. Where the context requires, the “Fund” includes both the Fund and EMG Utica.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and its subsidiary, EMG Utica, and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The Fund and EMG Utica are investment companies and follow the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

14

Notes to Consolidated Financial Statements, continued (Unaudited)

May 31, 2017

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by ALPS Fund Services, Inc., the Fund’s independent administrator (the “Administrator” or “ALPS”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor of the Fund’s valuation policies.

The Board has authorized the Advisor to establish a valuation committee of the Advisor (the “Advisor Valuation Committee”). The Advisor Valuation Committee’s function, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by the Advisor or the Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask prices of the posted market on the exchange on which they are listed and are typically categorized as Level 1 in the fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by

15

Notes to Consolidated Financial Statements, continued (Unaudited)

May 31, 2017

an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

OTHER—Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. Valuation techniques such as the market approach and/or income approach may be used when sufficient and reliable data is available. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain on investments.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Advisor based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

16

Notes to Consolidated Financial Statements, continued (Unaudited)

May 31, 2017

The restricted securities held at May 31, 2017 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date^	Shares/Units	Cost	Fair Value
MarkWest Utica EMG, L.L.C.*	11.4%	2/22/2013	16,000,000	$16,000,000	$25,842,000

Total Restricted Securities	11.4%			$16,000,000	$25,842,000

^ The date the Fund acquired EMG Utica, which invested proceeds into MarkWest Utica EMG, LLC.

* EMG Utica has been deemed illiquid by the Advisor based on procedures approved by the Board. MarkWest Utica EMG, LLC is held by the Fund through EMG Utica.

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLPs.

(i) USE OF ESTIMATES

The consolidated financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(j) DERIVATIVE INSTRUMENTS

The Fund may invest in derivatives in order to meet its investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period end, if any, are presented in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund may write equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The Fund had the following transactions in written call options during the period ended May 31, 2017:

	Number of Contracts	Premiums
Written options outstanding at November 30, 2016	3,445	$149,103
Options written	36,163	1,842,453
Options covered	(6,400)	(535,560)
Options exercised	(16,884)	(614,249)
Options expired	(7,789)	(621,257)

Written options outstanding at May 31, 2017	8,535	$220,490

FUTURES CONTRACTS—The Fund may invest in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

17

Notes to Consolidated Financial Statements, continued (Unaudited)

May 31, 2017

SWAP AGREEMENTS—The Fund may invest in swap agreements, primarily total return swap agreements, in connection with its hedging strategy to manage market risks.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap.

The Fund as a buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Advisor believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of May 31, 2017, and where such derivatives are recorded:

Liabilities
Written Options, at Value
Equity Risk Exposure:
Written Call Options	$52,993

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the period ended May 31, 2017.

	Net Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Equity Risk Exposure:
Written Call Options	$638,851	$222,194

As described above, the Fund utilized derivative instruments to achieve its investment objective during the period ended May 31, 2017. The Fund may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with its derivative contract counterparties whereby the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the current Institutional Listed Options Agreement in place with Morgan Stanley, the Fund is subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger net payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts to or from different counterparties.

18

Notes to Consolidated Financial Statements, continued (Unaudited)

May 31, 2017

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of May 31, 2017:

	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts of Liabilities*	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount
Written Options	$52,993	$—	$52,993	$52,993	$—	$—

Total Written Options	$52,993	$—	$52,993	$52,993	$—	$—

* Amounts for written options are reflected in the Consolidated Statement of Assets, Liabilities and Shareholders’ Equity as Written Options.

The following is a summary of the average monthly notional value of written options during the period ended May 31, 2017.

	Average Monthly Notional Value	Notional Value Outstanding at May 31, 2017
Written Call Options	$15,308,530	$19,466,269

(k) DISTRIBUTIONS TO SHAREHOLDERS

The Fund intends to continue to comply with the requirements under Subchapter M of the Code in order to continue to qualify as a RIC. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders.

The Fund generally makes quarterly distributions to shareholders. Net realized capital gains, if any, are distributed annually. Distributions from net realized gains may include short-term capital gains. All net short term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital and differing treatment on partnership investments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales, partnerships, late year ordinary loss deferrals and capital loss carryforwards) do not require a reclassification. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital.

(l) CFTC REGULATION

The Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the Fund, the Advisor has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the Fund is not currently subject to registration or regulation as a commodity pool under the CEA.

(m) RETURN OF CAPITAL ESTIMATES

Distributions received from the Fund’s investments in MLPs generally are composed of income, capital gains and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other

19

Notes to Consolidated Financial Statements, continued (Unaudited)

May 31, 2017

industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the period ended May 31, 2017, the Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $7,217,225 of dividends and distributions received from its investments. Net realized gain was increased by $5,875,022 and change in net unrealized appreciation/depreciation was increased by $1,342,203 in the accompanying Consolidated Statement of Operations, attributable to the recording of such dividends and distributions as a reduction in the cost basis of investments.

(n) FEDERAL AND OTHER TAXES

For the tax years ended November 30, 2014 through November 30, 2016, and for all major jurisdictions, management of the Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current period. For the period ended May 31, 2017, the Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

The C-Corp Subsidiary, as a corporation, was obligated to pay federal and state income tax on its taxable income. The C-Corp Subsidiary invested its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the C-Corp Subsidiary included its allocable share of the MLP’s taxable income in computing its own taxable income.

For the tax years ended November 30, 2014 through November 30, 2016, and for all major jurisdictions, management of the C-Corp Subsidiary has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements.

The C-Corp Subsidiary may have relied to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the C-Corp Subsidiary may modify its estimates or assumptions regarding the tax liability.

The C-Corp Subsidiary’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Consolidated Statement of Operations. The tax years ended November 30, 2014 through November 30, 2016 remain open and subject to examination by tax jurisdictions.

EMG Utica, as a partnership, does not directly pay federal income tax. EMG Utica’s wholly owned subsidiary, EMG Utica I Blocker Inc. is a corporation and, as such, is obligated to pay federal and state income tax on its taxable income.

(o) SEC REGULATIONS

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that are developed based on the best information available

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund discloses transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

20

Notes to Consolidated Financial Statements, continued (Unaudited)

May 31, 2017

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Advisor Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. When observable prices are not available, the Advisor Valuation Committee may use one or more valuation techniques such as the market approach, the income approach, or internal pricing models for which sufficient and reliable data is available. The market approach generally consists of using comparable market data and transactions. The income approach generally consists of estimating future cash flows from an investment to determine the net present value. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Advisor is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Advisor to oversee the implementation of the Board approved valuation procedures by the Administrator. The Advisor Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Advisor Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Advisor Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization of the Fund’s investments based upon the three levels defined above as of May 31, 2017. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	Level 1		Level 2	Level 3	Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Investment Securities	Investment Securities	Other Financial Instruments^
Master Limited Partnerships and Related Companies
Gathering & Processing	$50,980,050	$—	$—	$25,842,000	$76,822,050	$—
Other	226,993,026	—	—	—	226,993,026	—
Convertible Preferred Stocks	14,654,623	—	—	—	14,654,623	—
Written Options	—	(52,993)	—	—	—	(52,993)

Total	$292,627,699	$(52,993)	$—	$25,842,000	$318,469,699	$(52,993)

^ Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investment securities, such as written call options. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment.

21

Notes to Consolidated Financial Statements, continued (Unaudited)

May 31, 2017

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of May 31, 2017:

	Fair Value May 31, 2017	Valuation Techniques	Unobservable Inputs(1)	Input
Master Limited Partnerships and Related Companies
MarkWest Utica EMG, L.L.C.	$25,842,000	Market comparable companies(2)	Private Market Discount	10.0%
			Weighted Average Enterprise Value/EBITDA Multiple(5)	12.6x
		Market comparable transactions(3)	Private Market Discount	10.0%
			Weighted Average Enterprise Value/EBITDA Multiple(6)	11.0x
		Discounted cash flow(4)	Equity Value/Distributable Cash Flow Exit Multiple	12.0x
			Discount Rate	13.9%

(1) In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2) Weight ascribed to market comparable companies methodology was 16.7%.

(3) Weight ascribed to market comparable transactions methodology was 16.7%.

(4) Weight ascribed to discounted cash flows methodology was 66.6%.

(5) Enterprise Value/EBITDA Multiple for market comparable companies methodology based on YR 1 and YR 2 weightings of 25% and 75%, respectively.

(6) Enterprise Value/EBITDA Multiple for market comparable transactions methodology based on YR 1 and YR 2 weightings of 25% and 75%, respectively.

There were no transfers between Levels 1, 2, or 3 for the period ended May 31, 2017. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

Investments in Securities	Balance as of November 30, 2016	Purchases	Sales Proceeds	Change in Unrealized Appreciation/ Depreciation	Balance as of May 31, 2017
Master Limited Partnerships and Related Companies
Gathering & Processing	$24,762,000	$—	$—	$1,080,000	$25,842,000

Total	$24,762,000	$—	$—	$1,080,000	$25,842,000

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of Nova Scotia (“BNS”) which provides a $160,000,000 committed lending facility. Borrowings under the Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement provides for a commitment fee of 0.10% per annum on undrawn amounts above a certain threshold plus interest accruing on outstanding borrowed amounts at the one month LIBOR plus 0.95% per annum. The average principal balance and weighted average interest rate for the period ended May 31, 2017, was approximately $96,845,812 and 1.82%, respectively. At May 31, 2017, the principal balance outstanding was $91,339,219 at an interest rate of 2.01%.

(5) FEDERAL INCOME TAXES

The Fund intends to continue to comply with the requirements of the Code applicable to RICs and to distribute all of its taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

22

Notes to Consolidated Financial Statements, continued (Unaudited)

May 31, 2017

The tax character of dividends paid to shareholders during the tax year ended in 2016 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
$19,592,729	$—	$19,592,729	$575,417	$20,168,146

The following information is provided on a tax basis as of May 31, 2017:

Cost of investments	$269,099,773

Gross unrealized appreciation	69,491,576
Gross unrealized depreciation	(20,121,650)

Net unrealized appreciation (depreciation) before tax	49,369,926
Net unrealized appreciation (depreciation) after tax	47,299,926

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are primarily due to differences in the timing of recognition of gains and losses on partnership investments and wash sales for tax and book purposes.

As a result of the liquidation of the C-Corp Subsidiary, the Fund is entitled to the remaining capital loss carryforwards (“CLCFs”) from the C-Corp Subsidiary. At November 30, 2016, the Fund has available for tax purposes unused CLCFs from the C-Corp Subsidiary as follows:

Expiring	Short-Term	Long-Term
11/30/2017	$2,688,069	$—
11/30/2018	9,864,542	1,116,627

	$12,552,611	$1,116,627

As of the end of the tax year ended November 30, 2016, the Fund also has available for tax purposes unused CLCFs as follows:

Short-Term	Long-Term
$125,975,397	$63,354,270

CLCFs as of November 30, 2016 have been updated to reflect actual income sources reported by the Fund’s underlying partnerships held after their tax reporting periods concluded. Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund elected to defer to the period ending November 30, 2017, ordinary losses in the amount of $16,683,751.

As of May 31, 2017, the Fund has a net tax receivable of $864,538 attributable to a tax benefit upon finalization of tax adjustments pertaining to investments sold by the C-Corp Subsidiary for the tax year ended November 30, 2016.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of EMG Utica’s deferred tax assets and liabilities as of May 31, 2017 are as follows:

Deferred tax assets:
Interest expense deferral	$1,366,000
Net operating loss carry forward	3,376,000

Total deferred tax assets	4,742,000

Less deferred tax liability:
Equity method investments	(6,812,000)

Total deferred tax liability	(6,812,000)

Total net deferred tax liability	$(2,070,000)

EMG Utica has recorded a deferred tax asset of $3,376,000 reflecting the benefit of $9,646,000 in loss carry forwards. Such deferred tax assets expire between 2033 and 2037.

The following table reconciles the provision for income taxes to the U.S. federal statutory rate for EMG Utica:

Statutory federal income tax	35.0%
Income passed through to partners	-23.4%

Effective income tax rate	11.6%

Although EMG Utica currently has a net deferred tax liability, they periodically review the recoverability of their deferred tax assets based on the weight of available evidence. When assessing the recoverability of their deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on EMG Utica’s assessment, they have determined that it is more likely than not that their deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for EMG Utica’s deferred tax asset. EMG Utica will continue to assess the need for a valuation allowance in the future.

(6) INVESTMENT TRANSACTIONS

For the period ended May 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $60,117,894 and $63,327,537, respectively.

23

Notes to Consolidated Financial Statements, continued (Unaudited)

May 31, 2017

(7) SERVICE PROVIDERS

Citibank serves as the Fund’s custodian and is paid monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

ALPS serves as administrator to the Fund. Under the administration agreement, ALPS is responsible for administrative, accounting and recordkeeping services of the Fund and receives a monthly fee based on the greater of a minimum fee or fees based on the average daily value of the Fund’s net assets.

Computershare, Inc. serves as the transfer agent, DRIP Plan Administrator agent and dividend paying agent for the Fund and receives a fixed annual fee.

(8) RELATED PARTY TRANSACTIONS

INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Advisor, under the terms of the Investment Management Agreement between the Advisor and the Fund, the Fund pays the Advisor a management fee at an annualized rate, based on the average monthly consolidated net assets (excluding any liabilities related to borrowings and taxes) of the Fund of 1.20%. The fee is accrued and payable monthly.

In connection with the investment in EMG Utica, the Fund pays a management fee (the “Sub-advisory fee”) to EMG MUH, LP, an affiliate of EMG Utica, calculated at 1.0% annually of the contributed capital. The fee is payable quarterly in advance.

Also in connection with the investment in EMG Utica, the Fund is entitled to distributions in accordance with the terms of the limited partnership agreement. The terms of the limited partnership agreement allow for a portion of certain distributions to be paid to EMG MUH, LP as “carried interest” and represents a share of the profits.

(9) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b) CONCENTRATION RISK

The Fund’s investment portfolio is concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than more widely diversified investment companies to any single economic, political or regulatory occurrence.

(c) LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d) DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including, but not limited to, options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Advisor’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

24

Notes to Consolidated Financial Statements, continued (Unaudited)

May 31, 2017

(e) COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk increases and becomes more concentrated as the number of Fund counterparties decreases. Counterparty risk also increases with the Fund’s use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange. Counterparty defaults may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

(f) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses. The Fund’s net currency positions may expose it to risks independent of its securities positions.

(10) CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of capital stock authorized, $0.01 par value per share, and 17,722,449 shares issued and outstanding at May 31, 2017. There was no capital share activity for the period ended May 31, 2017.

(11) SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued. Based on this evaluation, no adjustments were required to the consolidated financial statements as of May 31, 2017.

25

Supplemental Information (Unaudited)

May 31, 2017

Trustees and Officers

The Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement as established by the Board. The Board appoints the officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Trustee and Officer Fees

The Fund pays each Trustee who is not an “interested person” of the Advisor, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $6,000, paid quarterly, an annual Board meeting fee of $2,000, a fee of $667 per informal Board meeting, a fee of $333 per telephonic Board meeting, an annual fee of $375 for membership on the audit committee and valuation committee, an annual fee of $500 for membership on the compliance committee, an annual fee of $2,000 for the audit committee chair and compliance committee chair, and an annual fee of $2,400 for the valuation committee chair. The Lead Independent Trustee receives an annual fee of $6,000, paid quarterly. There are currently six Independent Trustees. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The Fund’s Chief Compliance Officer (the “CCO”) is employed by the Advisor. The Fund has agreed to pay the Advisor approximately $84,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Fund (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Fund. The Board approves annually an allocation of such costs among such personnel.

The table below shows each Trustee and executive officer’s full name, address, and age, the position held with the Trust, the length of time served in that position, his principal occupation during the past five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient Midstream & MLP Fund, 4265 San Felipe, Suite 800, Houston, Texas 77027.

Interested Trustees*

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
John A. Blaisdell* Year of Birth: 1960	Trustee (since inception)	Managing Director of Salient (since 2002).	19	The Salient Private Access Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Salient MF Trust (investment company) (four funds) (since 2012); Forward Funds (investment company) (fourteen funds) (since 2015).
Gregory A. Reid* Year of Birth: 1965	Trustee, President and Chief Executive Officer (since inception)	President, MLP Complex, Salient, since 2011; Managing Partner (Houston), Telemus Capital Partners (2007 to 2010); Merrill Lynch Private Banking Group (1997 to 2007).	1	None.

26

Supplemental Information, continued (Unaudited)

May 31, 2017

Independent Trustees

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Karin B. Bonding, CFA Year of Birth: 1939	Trustee (since inception)	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (retired) (fee-only financial planner and investment advisor) (1996 to 2016).	19	The Salient Private Access Funds (investment companies) (four funds) (since 2010); Brandes Investment Trust (investment companies) (four funds) (2006 to 2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds) (2005 to 2010); Salient MF Trust (investment company) (four funds) (since 2012); Forward Funds (investment company) (fourteen funds) (since 2015).
Jonathan P. Carroll Year of Birth: 1961	Trustee (since inception)	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	19	The Salient Private Access Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014 to 2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Salient MF Trust (investment company) (four funds) (since 2012); Forward Funds (investment company) (fourteen funds) (since 2015).
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Trustee (since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); President of The Space Agency (marketing) (since 1999); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986 to 1996).	19	The Salient Private Access Funds (investment companies) (four funds) (since 2009); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, and Space Agency (since 2008); Communities in Schools (since 2007); American Telemedicine Association (2007 to 2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004 to 2016); Houston Angel Network (since 2004); The Harris Foundation, Inc. (since 1998); Salient MF Trust (investment company) (four funds) (since 2012); Forward Funds (investment company) (fourteen funds) (since 2015).

27

Supplemental Information, continued (Unaudited)

May 31, 2017

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Richard C. Johnson Year of Birth: 1937	Trustee (since inception)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts (1998 to 2002); practiced law at Baker Botts (1966 to 2002) (1972 to 2002 as a partner).	19	The Salient Private Access Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Salient MF Trust (investment company) (four funds) (since 2012); Forward Funds (investment company) (fourteen funds) (since 2015).
G. Edward Powell Year of Birth: 1936	Trustee, Lead Independent Trustee (since inception)	Principal of Mills & Stowell (private equity) (2002 to 2010); Managing Partner, PriceWaterhouse & Co. (Houston office, 1982 to 1994).	1	The Salient Private Access Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Therapy Track, LLC (2009 to 2012); ESI Energy Services International, Inc. (2004 to 2013).
Scott E. Schwinger Year of Birth: 1965	Trustee (since inception)	President, The McNair Group (management), (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	19	The Salient Private Access Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Houston Technology Center (since 2013); The Make-A-Wish Foundation (since 2008); Salient MF Trust (investment company) (four funds) (since 2012); Forward Funds (investment company) (fourteen funds) (since 2015).

* This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

** This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

(1) The Fund Complex for the purposes of this table consists of all open-end funds in the Salient MF Trust and the Forward Funds (each, a “Trust”)(18), with the series of each Trust being advised by either the Advisor or an affiliate of the Advisor; and all public closed-end funds advised by either the Advisor or an affiliate of the Advisor (1).

28

Supplemental Information, continued (Unaudited)

May 31, 2017

Officers of the Fund Who Are Not Trustees

Name and Year of Birth	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years
Paul A. Bachtold Year of Birth: 1973	Chief Compliance Officer (“CCO”) (since inception).	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Management (since 2015); Chief Compliance Officer, Salient (since 2010); Consultant, Chicago Investment Group (compliance consulting) (2009 to 2010); US Compliance Manager, Barclays Global Investors (2005 to 2008).
Barbara H. Tolle Year of Birth: 1949	Treasurer and Principal Financial Officer (since 2017).	Treasurer and Principal Financial Officer, Salient MF Trust (since 2017); Treasurer and Principal Financial Officer, Forward Funds (since 2006); Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).
Jeremy L. Radcliffe Year of Birth: 1974	Secretary (since inception).	President, Forward Securities (since 2015); Managing Director of Salient (since 2002).

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the SEC website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the SEC website at http://www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

29

Privacy Policy (Unaudited)

The Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Fund’s service providers, including the Fund’s investment advisor, sub-advisors, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

4265 San Felipe

8th Floor

Houston, Texas 77027

800-809-0525

www.salientpartners.com

Salient Midstream & MLP Fund

NYSE: SMM

05/17

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under Item 1 of Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item. 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 1, 2016 through December 31, 2016	—	N/A	N/A	N/A
January 1, 2017 through January 31, 2017	—	N/A	N/A	N/A
February 1, 2017 through February 28, 2017	—	N/A	N/A	N/A
March 1, 2017 through March 31, 2017	—	N/A	N/A	N/A
April 1, 2017 through April 30, 2017	—	N/A	N/A	N/A
May 1, 2017 through May 31, 2017	—	N/A	N/A	N/A

Total	—

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salient Midstream & MLP Fund
By:	/s/ Gregory A. Reid
Gregory A. Reid Principal Executive Officer

Date:	7/31/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory A. Reid
Gregory A. Reid Principal Executive Officer

Date:	7/31/2017

By:	/s/ Barbara H. Tolle
Barbara H. Tolle Principal Financial Officer

Date:	7/31/2017